Revenue - Amount Received and Receivable for Goods Sold, Net of Sales Related Tax (Detail) - JPY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Revenue from directly-owned restaurants	¥ 43,143,226	¥ 25,181,446	¥ 15,799,060
Revenue from franchised restaurants	5,757,432	3,370,810	2,278,180
Others	185,420	77,475	57,950
Revenue	¥ 49,086,078	¥ 28,629,731	¥ 18,135,190